INDEX PLUS FUND, INC.









PROSPECTUS
December 24, 2002



INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation











2820 Hanover Avenue
Dallas, Texas 75225


For Information, Shareholder Services and Requests:
Toll Free 1-866-819-3174












The Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.




TABLE OF CONTENTS

INVESTMENT OBJECTIVE OF THE FUND                             3
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND                  3
Portfolio Turnover                                           3
PRINCIPAL RISKS OF INVESTING IN THE FUND                     3
Who should invest                                            4
Who should not invest                                        4
Non-Diversification Risk                                     4
RISK/RETURN SUMMARY: FEE TABLE                               4
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE              5
Investment Advisor                                           5
Contract Terms                                               5
Custody of Investments                                       6
Legal Proceedings                                            6
CAPITAL STOCK                                                6
Description of Common Stock                                  6
Voting Rights                                                6
PRICING OF FUND SHARES                                       7
Market Value of Securities                                   7
PURCHASE OF FUND SHARES                                      7
Initial Investments                                          7
Subsequent Purchases                                         7
Fractional Shares                                            7
Purchasing Shares from Broker-dealers and Others             8
IRA ACCOUNTS                                                 8
PENSION, PROFIT SHARING AND 401K PLANS                       8
REDEMPTION OF FUND SHARES                                    9
Endorsement Requirements                                     9
Redemption Price                                             9
DIVIDENDS AND DISTRIBUTIONS                                  9
Reinvestments                                                9
TAX CONSEQUENCES                                            10
Tax Distribution                                            10
Federal Withholding                                         10
PRIVACY POLICY                                              10
FOR MORE INFORMATION                                     Cover



ACCOUNT APPLICATION FORMS are included separately with Prospectus.















INVESTMENT OBJECTIVE OF THE FUND

The investment objective of the Fund is long-term capital appreciation. The Fund is new and has no history of operation.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund will attempt to achieve its objective by utilizing a proprietary mathematical model administered by the Investment Advisor (Adams Asset Advisors, LLC). The model was designed to outperform the total return of the S&P 500 and Russell 1000 large capitalization indices. The model analyzes market capitalization data (number of shares outstanding multiplied by share price) of the largest U. S. companies and selects groups for purchase based on what it identifies as statistical variations (meaningful differences as calculated by the model) relative to recent total stock market movements and versus historical norms. The Fund will invest at least 80% of its net assets in securities positions representing large capitalization stocks. Large capitalization is defined as stocks that have market values in excess of ten billion dollars. The Fund will generally have positions representing less than 50 stocks at any given time. Occasionally, the Fund will purchase put options on stocks that the model suggests to sell, as opposed to entering into short sales, which have unlimited loss potential. Put options give the owner a right to sell shares at a certain price, and any loss is limited to the purchase price in the event that the share price goes up rather than down. The Fund is limited to a maximum of 35% of assets in total value of securities represented by put positions (i.e., the number of shares represented by the put options multiplied by the respective share prices) at time of original purchase. The Fund intends to be as fully invested in common stocks as possible at all times. The Investment Advisor uses the model to recommend which portfolio of stocks or put options to purchase and hold until a meaningful shift into other stocks is suggested by the model.

Portfolio Turnover Policy: The turnover rate of the Fund will be highly variable as the mathematical model employed by the Investment Advisor does not take holding periods into consideration. The turnover rate is expected to be around 50% on average, but in any given year the turnover could be as low as zero to higher than 100%. Higher portfolio turnover causes increased brokerage commissions and potentially higher tax liability. The Investment Advisor will attempt to achieve long-term gains whenever possible and strives to keep turnover to a minimum.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Narrative Risk Disclosure: An investor could lose money in this Fund. The principal risks of investing in this Fund are:
a) changing stock market and economic conditions may cause total returns to go down over short and even long periods of time.
b) the investment strategies and mathematical model may not prove to be effective.
c) the use of put options adds additional potential for underperformance in rising markets.
d) periods of declining stock market prices may cause investing in common stock securities by the public to fall out of favor, thereby causing the Fund to underperform or lose money.
e) the Fund has no history of operations.
f) the Investment Advisor has no history of operations and no experience in advising a registered investment company, such as the Fund.

Who should invest: This Fund is best suited for disciplined long-term investors who want to invest in a portfolio of large companies that will hopefully exceed the average annual rate of return of large capitalization equity index funds over a several year period.

Who should not invest: This Fund is not recommended for investors who are short term oriented and not tolerant of daily price fluctuations. Also, earning dividend income is a not a goal of the Fund.

Non-Diversification risk: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of securities. As a result, the performance of the Fund may be more subject to the moves of an individual company. The Fund seeks only enough diversification in securities selection to maintain Federal non-taxable status under Sub-Chapter M of the Internal Revenue Code. See section "Tax consequences" of this prospectus for information about requirements for Sub-Chapter M for the Fund.

Risk/Return Bar Chart and Table: The Fund has not provided a risk/return chart or table because it has been in existence for less than a year. After the first calendar year of performance a chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

RISK/RETURN SUMMARY: FEE TABLE

Fees and Expenses: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge(Load) Imposed on Purchases                None
Maximum Deferred Sales Charge(Load)                            None
Maximum Sales Charge(Load)on Reinvested Dividends              None
Redemption Fees                                                None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
Management Fees*                                               1.25%
Distribution (12b-1) Fees                                      None
Other Expenses**                                               0.00%
Total Annual Fund Operating Expenses                           1.25%

* The Investment Advisor has contractually agreed to pay all operating expenses of the Fund except brokerage, interest, taxes, extraordinary legal and other extraordinary expenses. This agreement is perpetual and may be terminated at any time upon 60 days prior written notice, without payment of penalty, by the Fund's Board of Directors or by a vote of the majority of outstanding voting shares of the Fund.
** The Fund does not expect to incur any "Other Expenses".


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Based on these assumptions your costs would be:

                        One Year              Three Years
                         $130                   $425

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management
Investment Advisor: Adams Asset Advisors, LLC ("the Advisor") is a Texas Limited Liability Corporation and will act as the Investment Advisor to the Fund. The Advisor has no prior experience in advising a registered investment company, such as the Fund, and no prior operating history. The address of Adams Asset Advisors, LLC is: 2820 Hanover Avenue, Dallas, TX, 75225. Laura S. Adams is currently the Managing Member of the Investment Advisor and is also President of the Fund. Laura S. Adams has previously worked at A.G. Edwards & Sons and as a Series 7 Registered Mutual Fund Specialist for Integrated Resources in New York City. For the past 10 years she has been a homemaker and private investor.

The Investment Advisor will provide the following services to the Fund:
1. Continuous review of the portfolio.
2. Recommend to the Fund when and to what extent which securities the Fund should purchase or sell according to the Fund's investment methodology.
3. Pay the salaries of Fund employees who may be officers or directors or employees of the Investment Advisor. There are currently no salaried employees of the Fund and none are contemplated at this time.
4. Pay all operating expenses of the Fund, except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses.
5. Pay the initial organizational costs of the Fund and reimburse the Fund for any and all losses incurred because of purchase reneges (when a shareholder or prospective shareholder fails to make payment for purchase of Fund shares).
6. Be the transfer agent of the Fund by handling all share purchases and redemptions.

On November 22, 2002 the Directors of the Fund approved an advisory contract with the Advisor. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the Agreement, the Advisor will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Advisor. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Officers and Directors of the Fund. For these services, the Fund has agreed to pay a fee of 1.25% per year on the net assets of the Fund.
This fee is computed on the average daily closing net asset value of the Fund and is payable monthly.

The Advisor is required to follow the investment strategy of the Fund in managing the portfolio. The Advisor has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of purchase reneges such as a shareholder not forwarding a check to buy shares or a shareholder check that fails to clear. The Advisor is a registered transfer agent and will provide transfer agent services to the Fund as described in the Statement of Additional Information(SAI). The Advisor is currently registered as an investment advisor with the Texas State Securities Board and will register with the SEC immediately after the effective date of this filing.

Custody of Investments: The Fund will operate under rule 17f(2) of the Investment Company Act of 1940. The securities and similar investments of the Fund will be maintained in the custody of the Fund, but the Fund will not take physical possession of any securities at any time. Fund owned securities and similar investments will be held in corporate name at U.S. regulated brokerage firms that maintain at least $25mm of Securities Investor Protection Corporation(SIPC) Insurance. As such, these brokerage firms will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties as directed by the officers of the Company. The brokerage firms will not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders. Such securities and similar investments shall be examined and reconciled with Fund records by an independent accountant at least three times during each fiscal year. The officers of the Fund have no prior custody arrangement experience, however, the Fund will maintain Fidelity Bond coverage in an amount sufficient to insure their custodial activities.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund or the Investment Advisor.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of Index Plus Fund, Inc. common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format (no certificates) are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.



PRICING OF FUND SHARES

When and How do We Price: The net asset value of the Fund is determined as of the close (presently 4:00 p.m.) each business day the New York Stock Exchange is open. The net asset value is the price of each share and is determined by dividing the value of Fund owned securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. All Fund price calculations will be carried to four decimal places.

Market Value of Securities: Last sale prices will be used to price securities that are listed on a national exchange or over-the-counter market. Securities that have not recently traded are valued at the last bid price in such market. Securities for which current market quotations are not readily available will be valued as determined in good faith by the Fund's Board of Directors.

PURCHASE OF FUND SHARES

The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". Purchase orders must be received prior to the close of the New York Stock Exchange(presently 4:00 p.m.) in order to receive the net asset value pricing for that day. Otherwise, the offering price for the order will be at the next calculation of net asset value. The Fund reserves the right, at its sole discretion, to terminate the offering of shares made by this Prospectus at any time and to reject purchase applications when, in the judgement of management such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only
by application submitted to the Fund.   An Account Application is included
with every request for a Prospectus. To receive this information please call 1-866-819-3174 or write to: Index Plus Fund, Inc., 2820 Hanover Avenue, Dallas, TX 75225.

To open an account send a signed, completed application and check or money order to the above address. If you choose to wire transfer money into the Fund as opposed to check or money order, you must first return a completed application and then contact the Fund for wiring instructions. The minimum initial purchase of shares, unless waived by the Fund, is $5,000, which is due and payable on the purchase date.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable within three business days after the purchase date. The minimum is $100. Telephone privileges to purchase or sell Fund shares are given to those shareholders that indicate this selection on the application form. The Fund may terminate telephone purchases or redemptions at any time and may require a form of personal identification from the caller.

Fractional Shares: Fractional shares to four decimal places are offered by the Fund.



Purchasing Shares from Broker-dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Fund. Initial purchases must be made as described in "Purchase of Fund Shares" with application and payment submitted directly to the Fund. Broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:
1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the minimum purchase requirements of the Fund.
2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
3. Charge fees to their customers for the services they provide them.

If you decide to purchase shares through Service Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund on time, it may be held liable for any resulting fees or losses.

IRA ACCOUNTS

You may purchase shares for an Individual Retirement Account ("IRA"), including simple IRA's, Roth IRA's, and SEP's. IRA investments are available for regular contributions, rollover of certain employer sponsored pension and profit-sharing plan distributions and transfers from other IRA's. All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. The IRA Trustee, Delaware Charter Guarantee and Trust Company, charges an initial account opening fee of $25, an annual account fee of $45, and a $60 termination fee for completely closing accounts. The IRA Trustee may charge additional fees for other IRA account service requests. The Fund is responsible for collecting unpaid fees and will do so by redeeming your Fund shares if necessary.

IRA Trustee & Custodian
Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, will act as IRA trustee for the Fund's IRA plans and Adams Asset Advisors, LLC will provide investment and custodial services for the Fund's IRA accounts.

PENSION, PROFIT SHARING AND 401K PLANS

Purchase of Fund shares through business retirement plans is available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF FUND SHARES

Endorsement Requirements: The Fund will only issue book entry shares and will redeem pursuant to a shareholder request all or any part of the shares of any shareholder that tenders a request for redemption. Unless the shareholder is known to management (e.g., relative, friend or long-term acquaintance), a properly guaranteed endorsement, also known as a signature guarantee, either by a national bank or a member firm of the New York Stock Exchange will be required. A signature guarantee is an assurance by the above mentioned financial institutions that a signature and person who signed the signature are the same individual. To sell Fund shares send written instructions, signed by shareholder(s) with the proper signature guarantee to: Index Plus Fund, Inc., 2820 Hanover Avenue, Dallas, TX 75225.

Redemption Price: The redemption price is the net asset value per share next determined after notice is received by the Fund for redemption of shares. When written notice and signature guarantee are received by the Fund, time and date will be recorded by Fund personnel to insure the proper pricing date is used. The Fund must receive proper written notice prior to the closing of the New York Stock Exchange(presently 4:00 p.m.) in order to receive pricing at the net asset value on that day. Otherwise, redemption will be done at the next calculation of Fund net asset value. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Payment: Payment by the Fund will be made no later than 7 business days after notice. However, the Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution and also may incur potential tax liabilities. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind redemptions using illiquid securities.

DIVIDENDS AND DISTRIBUTIONS

Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.


TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of Fund income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of purchase of each of the securities. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of earnings of the Fund after taxes would still be taxable as received by shareholders.

Tax Distribution: Fund distributions (capital gains & dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. Distribution of any long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be considered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 30% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding.

PRIVACY POLICY

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

A. Information We Collect - Information we receive from you on application or forms include; your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include; your account number, account balances and transaction histories.

B. The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law. And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Advisor that acts as the Fund's transfer agent to adopt the regulations of Regulation S-P, as specified above by the Fund.


















































FOR MORE INFORMATION

Several additional sources of
information are available to
you.  The Statement of
Additional Information (SAI),
incorporated into this
Prospectus by reference,
contains additional and more
detailed information about the
Fund's policies and operations.
Annual and semi-annual reports
show current holdings and
detailed financial statements
reflecting the Fund's fiscal
year ending December 31st.

Call the Fund at 1-866-819-3174
or write to the address below to
request free copies of the SAI
and the Fund's annual and semi-
annual reports, to request other
information about the Fund and
to make shareholder inquiries.

You may also obtain information
about the Fund (including the
Statement of Additional
Information and other reports)
from the Securities and Exchange
Commission on their Internet
site at http://www.sec.gov or at
their Public Reference Room in
Washington, D.C. Call the
Securities and Exchange
Commission at 1-800-SEC-0330 for
room hours and operation. You
may also obtain Fund information
by sending a written request and
duplicating fee to the Public
Reference Section of the SEC,
Washington, D.C. 20549-6609.

PLEASE READ THIS PROSPECTUS

In this prospectus we present
the objectives, risks and
strategy of the Fund. Please
keep it for future reference.
The SEC file number of the Fund
is 811-21170.

INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, Texas 75225
1-866-819-3174





























INDEX PLUS FUND, INC.
2820 Hanover Avenue
Dallas, TX 75225
                      214-691-6460		866-819-3174

Part B
STATEMENT OF ADDITIONAL INFORMATION
December 24, 2002

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated December 24, 2002. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.

TABLE OF CONTENTS

THE FUND HISTORY                                                   2
DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS                  2
Classification                                                     2
Investment Strategies and Risks, Fund Policies                     2
Portfolio Turnover                                                 3
MANAGEMENT OF THE FUND
Board of Directors, Management Information                         3
Compensation and Sales Load                                        3
CODE OF ETHICS                                                     4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons, Principal Holders                                 4
Management Ownership                                               4
INVESTMENT ADVISORY AND OTHER SERVICES
Investment Advisor                                                 4
Services Provided by, and Fees Paid to the Investment Advisor      4
Principal Underwriter, Other Service Providers                     5
Third Party Payments & Service Agreements                          5
Other Investment Advice                                            5
Dealer Re-allowances, 12b-1 Fees and Other Services                5
BROKERAGE ALLOCATIONS AND OTHER PRACTICES
Brokerage Transactions, Commissions                                5
Brokerage Selection                                                5
Directed Brokerage and Regular Broker-Dealers                      6
CAPITAL STOCK AND OTHER SECURITIES                                 6
PURCHASE, REDEMPTION, AND PRICING OF SHARES
Purchase of Shares                                                 6
Offering Price and Redemption in Kind                              6
TAXATION OF THE FUND                                               6
UNDERWRITERS OF THE FUND                                           6
TRANSFER AGENT                                                     6
FINANCIAL STATEMENTS
Independent Auditor's Report                                       7
Statement of Assets & Liabilities                                  8
Notes to Financial Statements                                      9






FUND HISTORY

The Index Plus Fund, Inc. (the "Fund") was incorporated in Texas on April 19, 2002. The registered office of the Fund is in Dallas, TX. Mail may be addressed to 2820 Hanover Avenue, Dallas, TX 75225.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification
The Fund is an open-end, non-diversified management investment company.

Investment Strategies and Risks
All investment strategies and risks are discussed in the prospectus.

Fund Polices
Investment Restrictions: These investment restrictions are the fundamental investment policies of the Fund and may not be changed without the receipt of the affirmative vote of the holders of two-thirds (2/3rds) of the shares entitled to vote on matters to be presented to shareholders. The Fund may not:
a) change the investment objective, which is long-term capital appreciation;
b) borrow money or purchase securities on margin; provided, however, the Fund may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding five percent (5%) of the value of its total assets;
c) make investments in commodities, commodity contracts or real estate; provided, however, the Fund may purchase and sell securities of companies which deal in real estate or interests therein;
d) make loans; provided, however, the purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities shall not be considered the making of a loan by the Fund;
e) invest in another company for the purpose of acquiring control of such company;
f) purchase or retain securities of any issuer thereof if any officer of director of the Fund or its investment adviser owns more than one-half (1/2) of one percent (1%) of any class of security or collectively owns more than five percent (5%) of any class of security of such issuer;
g) pledge, mortgage or hypothecate any of the Fund's assets;
h) invest more than 35% of the Fund's assets in put options(purchasing only, not writing) on securities at the time of purchase, where the value of the put options in calculating their value toward the 35% is the total value of securities represented by the put options assuming that each put position is exercised (i.e., the number of shares represented by the put option positions, multiplied by the relative current share prices);
i) purchase any security that may be subject to registration under the Securities Act of 1933, as amended, prior to the sale thereof to the public or which are not at the time of purchase readily salable.
j) issue senior securities; and
k) underwrite securities of other companies or entities.

In addition, the Fund will not concentrate in any one industry or industries.

Portfolio Turnover
The expected turnover rates of the Fund are discussed in the section "Principal Investment Strategies" of the Prospectus.

MANAGEMENT OF THE FUND

Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors hold ultimate responsibility for running the Fund, including the valuation of the Fund's portfolio securities and the pricing of Fund shares. The Board appoints officers to run the Fund and selects an Investment Advisor to provide investment advice (See "Investment Advisor", in the Prospectus).

Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address       Position                Principal Occupation

Laura S. Adams         President, Treasurer,   Managing Member
2820 Hanover Avenue    Secretary,Director      Adams Asset Advisors, LLC
Dallas, TX 	Age 41                             Dallas, TX

Yolawnde F. Malone     Non-Interested Director International Tax Consultant
2820 Hanover Avenue                            Self Employed
Dallas, TX 	Age 38                             DeSoto, TX

Vicky L. Hubbard       Non-Interested Director Homemaker
5805 Furneaux
Plano, TX 	Age 45                             Dallas, TX

Laura Adams is considered an "interested person", as defined in the Investment Company Act of 1940, because she is affiliated with the Investment Advisor. Mrs. Adams has been a homemaker and private investor for the past 8 years. She is currently managing member of Adams Asset Advisors, which was started in March 2002. Yolawnde Malone is self employed as an international tax consultant and has worked in this capacity for the past three years. Prior to that she was an international tax consultant for Ernst and Young and an international tax accountant for Dresser Industries. She holds no other positions with affiliated persons of the Fund. Vicky Hubbard has worked in the computer business for ACER Computer for 10 years. She retired in 2000 and is currently a mother and homemaker. She holds no other positions with affiliated persons of the Fund.

Compensation and Sales Load: No compensation, pension or retirement benefits will be paid to directors and/or officers of the Fund at present time and none are presently contemplated. This may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate officers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.


CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Index Plus Fund, Inc. (the "Fund"), the Fund and the Investment Advisor have adopted a Code of Ethics and procedures for implementing the provisions of the code. The personnel of the Fund and Adams Asset Advisors are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
As of the start up of this Fund, Mrs. Laura S. Adams is the person who controls the Fund.

Principal Holders
Major Shareholders: Laura S. Adams, President of the Fund, has agreed to purchase $100,000 worth of Fund shares for start up and investment. At this time, Mrs. Adams owns 100% of the Fund.

Management Ownership
The percentage of the equity securities of the Fund owned by all officers and directors as a group is 100% as of the date of this Prospectus.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
Adams Asset Advisors, LLC was selected by the Board of Directors on November 22, 2002 to be the Investment Advisor to the Fund. Adams Asset Advisors was formed on March 21, 2002 and is currently controlled by Mrs. Laura S. Adams, Managing Member, and Affiliate of the Fund, to offer investment advice to the Fund, individuals, trusts, retirement plans, and non-profit organizations. Mrs. Adams is also President of the Fund and will place buy and sell orders for the Fund in that capacity. Mrs. Adams will focus the majority of her professional time and effort on Fund activities.

The Board of Directors, in approving the Advisory Agreement with Adams Asset Advisors, considered many factors, including the amount of the advisory fee of 1.25%, the value of the proprietary mathematical model, that the Advisor is paying all start up costs including legal fees and computer hardware and software, and that the Advisor is paying all normal ongoing expenses of the Fund. The Board concluded that, given the value of these services, that the advisory fee of 1.25% is reasonable.


Services Provided by, and Fees Paid to, the Investment Advisor

The Investment Advisor is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed. See section "Investment Advisor" in prospectus. The Investment Advisor will be the dividend paying agent. Adams Asset Advisors has an agreement with the Fund to pay the Fund's start up expenses and to pay all ongoing operating expenses of the Fund except brokerage fees and commissions, taxes, interest, extraordinary legal and other extraordinary expenses. The advisory fee paid by the Fund is 1.25% per year of the average total net assets of the Fund. This fee is computed daily and is payable monthly.

Principal Underwriter
The Fund acts as its own underwriter and distributor.

Other Service Providers
Adams Asset Advisors, LLC will be the transfer agent and dividend-paying agent of the Fund. Adams Asset Advisors, LLC will not receive compensation from the Fund for these services. The principal address of Adams Asset Advisors is: 2820 Hanover Avenue, Dallas, TX, 75225.

The Fund does it's own accounting subject to Hein+Associates LLP for all audit procedures. The principal address of Hein+Associates LLP is: 14755 Preston Road, Suite 320, Dallas, Texas 75254.

Third-Party Payments & Service Agreements
There are no third-party payments or service agreements with any organization or individual other than the Investment Advisor as described in the previous paragraph and fees paid to the outside auditor.

Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Advisor or the Fund for providing investment advice.

Dealer Re-allowances
The Fund is a no-load Fund in that investors in the Fund pay no purchase or sales fees. Purchases made through Broker-dealers or other Service Agents may charge a fee either at time of purchase or redemption as described in "Purchase of Fund Shares" in the prospectus. Any fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Advisor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions
The Fund requires brokers to execute transactions in portfolio securities promptly and at the most favorable price.

Commissions
The Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid annually.

Brokerage Selection
The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Investment Advisor. The President may select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analysis, corporate reports, or other forms of assistance to the Fund or it's Advisor. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Advisor. The Fund will not pay higher brokerage commissions for soft dollar credits.

Directed Brokerage and Regular Broker-Dealers
The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of Index Plus Fund common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares once issued in book format are fully paid and non-assessable.

Voting Rights: Each holder of Fund shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares
Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers. Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. See section "Purchase of Fund Shares" in the prospectus for more information.

Offering Price and Redemption in Kind
The Fund always trades at the net asset value. Details about the offering price are given in the section "Pricing of Fund Shares" of the Prospectus. Redemption in kind is discussed in the section "Redemption of Fund Shares" of the Prospectus.

TAXATION OF THE FUND

Taxation of the Fund is discussed in the section "Tax Consequences" of the Prospectus.

UNDERWRITERS OF THE FUND

The Fund acts as its own underwriter.


TRANSFER AGENT

The Investment Advisor, Adams Asset Advisors, is the transfer agent of the Fund, which records all Fund share purchases and redemptions on Fund premises. The Advisor is registered as a transfer agent with the SEC. Stock certificates will not be issued because of the chance of loss and the accompanying costs of reissue indemnification. All shareholder holdings are maintained in book form. The Fund has computer hardware and software, which are provided and managed by Adams Asset Advisors, to run the daily operations. All data is backed up and stored in secure locations on Fund premises. Data is backed up daily on two separate storage disks, and one is kept in a fire resistant media safe. Adams Asset Advisors has no prior experience acting as a transfer agent, including providing computerized accounting services to a registered investment company, such as the Fund.


FINANCIAL STATEMENTS

INDEPENDENT AUDITOR'S REPORT



To the Shareholder and Board of Directors
Index Plus Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Index Plus Fund, Inc. (the "Fund") as of October 3, 2002. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of Index Plus Fund, Inc. as of October 3, 2002, in conformity with accounting principles generally accepted in the United States of America.



HEIN + ASSOCIATES LLP

Dallas, Texas
October 17, 2002












                     STATEMENT OF ASSETS AND LIABILITIES

                                October 3, 2002




ASSETS


   Cash                                           $	 100,000



LIABILITIES                                                  -

                                                  ____________

   Net assets                                     $	 100,000
                                                  ____________
                                                  ____________


NET ASSETS CONSIST OF:

Common stock, $0.001 par value;
500,000,000 shares authorized; 5,000
shares issued and outstanding                     $    	 5
Paid-in capital                                         99,995
                                                  ____________

                                                  $    100,000
                                                  ____________
                                                  ____________


Net asset value per share (based on 5,000
shares of capital stock issued and
outstanding)                                      $   	20
                                                  ____________














The accompanying notes are an integral part of this financial statement.

1. ORGANIZATION

Index Plus Fund, Inc. (the "Fund") was incorporated in the State of Texas on April 19, 2002 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to achieve long-term capital appreciation by investing in securities representing large capitalization stocks.

The Fund is authorized to issue 500,000,000 shares of common capital stock. The Fund has had no operations to date other than matters relating to its organization and the sale of 5,000 shares of its common stock to its original shareholder, Mrs. Laura S. Adams on October 3, 2002.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an agreement with Adams Asset Advisors, LLC (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to provide investment advisory services to the Fund. Under the terms of the agreement, the Fund will pay the Advisor a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets. The Advisor has agreed to pay all operating expenses of the Fund, except brokerage fees and commissions, interest, taxes and extraordinary expense.

The Advisor has paid all start-up expenses of the Fund which include matters relating to its organization and the sale of its common stock.